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                                                                  EXHIBIT 10.225

[WILSHIRE TECHNOLOGIES, INC. LETTERHEAD]

                                                                December 9, 2002

To: Holders of the Warrants expiring November 28, 2002("Warrants") of Wilshire Technologies, Inc. ("Wilshire")

Re:     Expiration of Warrants

Dear Wilshire Warrant Holder:

        The above-mentioned Warrants, which were issued in November of 1997 pursuant to the Warrant Agreement dated as of November 24, 1997 between Wilshire and American Stock Transfer & Trust Company as Warrant Agent, expired by their terms on November 28, 2002 and, therefore, are worthless.

        If you have any questions with regard to this matter, please contact the Warrant Agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, Attention: Mr. Joe Alicia (718) 921-8210.

                                    Sincerely,

                                    WILSHIRE TECHNOLOGIES, INC.


                                    By /s/ KEVIN T. MULVIHILL
                                       -----------------------------------------
                                       Kevin T. Mulvihill
                                       President & Chief Executive Officer